UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 9, 2007

RALCORP HOLDINGS, INC.
SAVINGS INVESTMENT PLAN
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900, Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	314-877-7000

____________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 4.01	Changes In Registrant’s Certifying Accountant.

On April 9, 2007, the Ralcorp Holdings, Inc. Savings Investment Plan (the “Plan”), upon approval of the Audit Committee of the Board of Directors of Ralcorp Holdings, Inc., elected to dismiss PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

The reports of PwC on the Plan’s financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and 2004, and through April 9, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to PwC’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Plan’s financial statements for such years.

During the fiscal years ended December 31, 2005 and 2004, and through April 9, 2007, there have been no “reportable” events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

On April 9, 2007, Brown Smith Wallace, L.L.C. (“BSW”) was appointed by the Audit Committee of the Board of Directors of Ralcorp Holdings, Inc. to be the Plan’s independent registered public accounting firm. During the Plan’s fiscal years ended December 31, 2005 and 2004, and through April 9, 2007, nobody acting on behalf of the Plan has consulted BSW regarding (i) either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Plan’s financial statements (consequently no written report to the Plan or oral advice was provided that BSW concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue), or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(i)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Exhibits.

Exhibit 99.1	Letter from PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	April 12, 2007	By: /s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Letter from PricewaterhouseCoopers LLP.